UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 30, 2002

ULTRAGUARD WATER SYTEMS CORP.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

000-21753 (Commission File Number)	88-0263701 (IRS Employer Identification Number)

Ken Fielding, President
2nd Floor, 5763 203A Street, Langley, British Columbia, Canada V3A 1W7
(Address of principal executive offices)

(604) 539-9398
(Registrant's telephone number, including area code)

ITEM 5.     Other Events and Regulation FD Disclosures

Information discussed in this report may include forward-looking statements regarding events or our financial performance and are subject to a number of risks and other factors, which could cause the actual results to differ materially from those, contained in the forward-looking statements. Among such factors are, 1) general business and economic conditions, 2) customer acceptance and demand for our products, 3) our overall ability to design, test and introduce new products on a timely basis, 4) the nature of the markets addressed by our products, and, 5) other risk factors listed from time to time in documents we have filed with the SEC.

The agreement in this document may result in a change of control of registrant. On December 30, 2002, the Registrant, UltraGuard Water Systems Corp ("UltraGuard"), entered into a Stock Exchange Agreement (the "Exchange Agreement") with Innovative Fuel Cell Technologies, Inc (“Innovative”), a private Nevada corporation, in which Ultraguard would purchase all of the issued and outstanding shares of Innovative, which would result in Innovative and its wholly owned subsidiary, UltraGuard Water Systems GmbH (“Water GmbH”), an Austrian company, becoming subsidiaries of UltraGuard. Through ownership of Innovative and Water GmbH, UltraGuard will gain ownership of an option to acquire a fuel cell technology option agreement between Innovative and MagPower Systems Inc, a British Columbia corporation (the “Option Agreement”). As disclosed in the Option Agreement, UltraGuard will have the option to purchase the rights for worldwide manufacture and distribution of the certain fuel cell technology, which is intended to be used with UltraGuard’s Ultra-Violet Disinfection equipment in developing country applications where no electrical power is available. In addition, it is anticipated that the Austrian company, Water GmbH, will provide UltraGuard with access to the developing Ultra-Violet markets in the European Union. Reference should be made to the Agreement itself to ensure adequate understanding.

THIS STOCK EXCHANGE AGREEMENT (the “Agreement”), dated as of December 19, 2002, by and among UltraGuard Water Systems Corp., a Nevada corporation (the "Company"), Innovative Fuel Cell Technologies, Inc., a Nevada corporation ("Innovative") and each of the other signatories listed on the signature page of this Agreement (individually, the "Seller", or collectively, the "Sellers").

WITNESSETH:

WHEREAS, each of the Sellers owns the number of shares of common stock, $0.001 par value per share, of Innovative, set forth opposite their respective names on disclosure schedules to this Agreement, which shares constitute all of the issued and outstanding shares of Innovative (the "Innovative Shares); and

WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the Innovative Shares amounting in aggregate to 6,000,000 Innovative Shares in exchange for the issuance by the Company of an aggregate of 6,000,000 shares (the "Company Shares") of the Company's common stock, par value $.001 per share to be allocated among the Sellers pro rata in proportion to their respective holdings in Innovative.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date:

(a)     The Company shall issue and deliver to each of the Sellers the number of Company Shares as set forth opposite such Seller's name as set forth on Disclosure Schedule 1.1 hereto on a pro rata basis in an aggregate of shares of the Company’s common stock, and each Seller agrees to deliver to the Company, the number of Innovative Shares set forth opposite such Seller's name on Disclosure Schedule 1.1 hereto along with an appropriately executed stock power endorsed in favor of the Company in an aggregate of 6,000,000 shares of Innovative’s common stock.

(b)     The Company shall round up to the next whole share any fractional interests that result from the pro rata delivery of the Company Shares.

(c)     Company Shares issued to Sellers shall be subject to resale restrictions imposed pursuant to the Securities Act of 1933 as amended (the “Securities Act”).

1.2 Time and Place of Closing.

The closing of the transactions contemplated hereby (the "Closing") shall take place on December 30, 2002 at the offices of the Company at 10 a.m. Pacific Daylight Time, or at such other place as the parties may agree (the “Closing Date”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Innovative and to each of the Sellers that:

2.1 Due Organization and Qualification; Due Authorization.

(a)     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

(b)     The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)     The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults.

The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Ariticles of Incorporation or By-laws of the Company, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subject, (iii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization.

The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 100,000,000 shares of common stock of which 916,483 shares of common stock are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of the Company’s capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

2.4 Financial Statements.

Disclosure Schedule 2.4 contains copies of the balance sheets of the Company at December 31, 2001 (audited) and September 30, 2002 (unaudited) (such statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5 Further Financial Matters.

(a)     The Company has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, that are not reflected in the Company Financial Statements.

(b)     Except as set forth in the Company Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

2.6 Taxes.

The Company has filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7 Indebtedness: Contracts: No Defaults.

(a)     Disclosure Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party, not previously disclosed in reports filed with the Securities and Exchange Commission in the Company’s Quarterly 10QSB reports (collectively, the

"Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by the Company in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company or which have a material effect thereon. Copies of all such material written Operating Agreements have previously been delivered or otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof.

(b)     The Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

2.8 Personal Property.

The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business since September 30, 2002, free and clear of all liens or mortgages, except for any lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applicable state securities laws.

2.9 Real Property.

The Company’s Financial Statements dated September 30, 2002 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company (the "Company Real Property"). Each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, no notice of default or termination under any such lease is outstanding.

2.10 Compliance with Law.

(a)     The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b)     The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.11 Permits and Licenses.

The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.12 Ordinary Course.

Since September 30, 2002, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

2.13 No Adverse Changes. Since September 30, 2002, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements.

(b)     Any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business.

(c)     To the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

2.14 Litigation.

(a)     There are no claims, disputes, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)     There are no judgments, orders, writs, rulings, injunctions, stipulations or decrees of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company.

(c)     There are no written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.15 Insurance.

The Company maintains no insurance.

2.16 Certificate of Incorporation and Bylaws: Minute Books.

The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

2.17 Employee Benefit Plans.

The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.18 Patents: Trademarks and Intellectual Property Rights.

The Company owns or possesses certain patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights or processes set forth in Disclosure Schedule 2.10.

2.19 Subsidiaries.

The Company owns all the issued and outstanding shares of UVST, its only subsidiary.

2.20 Affiliate Transactions.

(a)     Neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

(b)     The Company has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

2.21 No Regulatory Problems.

The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission (“Commission”); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Company's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

2.22 Miscellaneous.

The representations and warranties made by the Company in this Agreement and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as and if required, and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

2.23 Tax Free Transaction

The Company has structured this exchange with the intent that it be considered a tax-free exchange under the Internal Revenue Code of 1986, as amended, for all parties.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INNOVATIVE/SELLERS

Innovative represents and warrants and each Seller, (but only when specifically referenced in this Article III and then only with respect to such Seller’s representations and warranties) severally and not jointly, represents and warrants to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a)     Innovative is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Innovative is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Innovative taken as a whole.

(b)     Innovative does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity with the sole exception of its wholly owned subsidiary UltraGuard Water Systems GmbH.

(c)     Innovative has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Innovative has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Innovative and the Sellers, enforceable against each of Innovative and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults.

Except as specifically provided otherwise in this Agreement, the execution and delivery of this Agreement by Innovative and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of Innovative, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Innovative is a party or by which Innovative or its assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Innovative or its assets are subject, (iii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Innovative, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Innovative is a party or by which Innovative or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Innovative is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3 Capitalization.

The authorized capital stock of Innovative immediately prior to giving effect to the transactions contemplated hereby consists of 10,000,000 common stock, par value $0.001 per share, of which 6,000,000 shares are issued and outstanding as of the date hereof. All of the Innovative Shares when transferred in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, will not be transferred in violation of any rights of third parties. All outstanding shares of Innovative capital stock were issued in compliance with all applicable federal and state laws. The Innovative Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract or agreement, arrangement, option, call, commitment or other right of any character obligating or entitling Innovative to issue, sell, redeem or repurchase any of its securities, and there is no other outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all of Innovative's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

3.4 Financial Statements.

Disclosure Schedule 3.4 contains copies of the unaudited balance sheets of Innovative at December 19, 2002 (such statements being the "Innovative Financial Statements"). The Innovative Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Innovative as of the dates indicated. The books of account and other financial records of the Innovative have been maintained in accordance with good business practices.

3.5 Further Financial Matters.

Innovative has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

3.6 Taxes.

Innovative has not filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever. No tax return or tax return liability of the Innovative has been audited or, presently under audit. There are no claims pending or, to the knowledge of the Innovative, threatened, against the Innovative for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Innovative including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Innovative and in the Innovative Financial Statements.

3.7 Indebtedness: Contracts: No Defaults.

(a)     Schedule 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which Innovative is a party (collectively, the "Innovative Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by Innovative in the ordinary course of business. The Innovative Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the business of Innovative or which have a material effect thereon. Copies of all such material written Innovative Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b)     Neither, Innovative, nor, to Innovative's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Innovative is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Innovative or, to the knowledge of Innovative, any other person or entity. Innovative has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.8 Personal Property.

(a)     Innovative has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable as set forth in Disclosure Schedule 3.8.

3.9 Real Property.

Disclosure Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Innovative (the "Innovative Real Property"). Except as set forth in Schedule 3.9 of the Disclosure Schedule, each lease to which Innovative is a party is valid, binding and in full force and effect with respect to Innovative, and, to the knowledge of Innovative, all other parties thereto; no notice of default or termination under any such lease is outstanding.

3.10 Compliance with Law.

(a)     Innovative is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Innovative has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b)     Innovative is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Innovative, threatened against Innovative that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Innovative has reason to believe are likely to give rise to any material liability or other obligations of Innovative under any environmental laws.

3.11 Permits and Licenses.

Innovative has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, Innovative has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

3.12 Ordinary Course

Since inception, Innovative has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

3.13 No Adverse Changes.

Since inception, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Innovative.

(b)     Any material loss sustained by Innovative, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Innovative's business.

(c)     To the best knowledge of Innovative, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Innovative.

3.14 Litigation.

(a)     There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Innovative, threatened, against or affecting the business of Innovative, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Innovative, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)          There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Innovative.

(c)     Innovative has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.15 Insurance.

Innovative maintains no insurance.

3.16 Certificate of Incorporation and By-laws: Minute Books.

The copies of the Articles of Incorporation and By-laws (or similar governing documents) of Innovative, and all amendments to each are true, correct and complete. The minute books of Innovative contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of Innovative are true, correct and complete.

3.17 Employee Benefit Plans.

Innovative does not maintain, nor has Innovative maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of Innovative, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with Innovative or any entity required to be aggregated in a controlled group or affiliated service group with Innovative for purposes of ERISA or the Code (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

3.18 Patents; Trademarks and Intellectual Property Rights.

Innovative owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and Innovative is not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.19 Subsidiaries.

Innovative has no subsidiaries.

3.20 Affiliate Transactions.

(a)     Neither Innovative nor any officer, director or employee of the Innovative (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

(b)     Innovative has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of Innovative or their respective relatives or affiliates has any claim against Innovative.

3.21 Purchase for Investment.

(a)     Each Seller represents that he or she is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)     Each such Seller represents that he or she understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein

(c)     Each such Seller acknowledges that he or she can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Company Shares.

(d)     Each such Seller represents that he or she has carefully reviewed such information as such Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each such Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the Company Shares hereunder, and each such Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to such Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the Innovative Shares for the Company Shares.

(e)     Each such Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom,

and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each such Seller represents that such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

3.22 No Regulatory Problems

Innovative (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Innovative from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Innovative's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

ARTICLE IV

CONDITIONS PRECEDENT AND POST-CLOSING COVENANTS

4.1 Conditions Precedent to Obligations of the Company.

The obligations of the Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by it, on or before the Closing Date, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties of Innovative and of the Sellers shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. Innovative and the Sellers shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against Innovative which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. The Company shall have received such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by Innovative and the Sellers with all of their obligations under this Agreement.

4.2 Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 5.1(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

4.3 Conditions Precedent to Obligations of Innovative and the Sellers.

The obligations of Innovative and the Sellers under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by Innovative and the Sellers, on or before the Closing Date, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties of the

Company shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. The Company shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Company which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. Innovative and the Seller shall have received such additional documentation at the Closing as Innovative and the Sellers and their respective counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

4.4 Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 4.4(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

ARTICLE V

INDEMNIFICATION

5.1 Indemnity of Sellers.

The Company agrees to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

5.2 Indemnity of the Company.

Innovative and the Sellers, severally and not jointly, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (“Company Losses”), asserted against or incurred the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Innovative or the Sellers or in any document or certificate delivered by Innovative or the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby; provided, however, that each Seller shall only be required to defend, indemnify and hold harmless the Company for the representations and warranties made by such Seller. Notwithstanding the foregoing provisions of this Section 6.2, no claim for indemnification shall be made by Company against Seller unless and until the aggregate Company Losses shall exceed $25,000.

5.3 Indemnification Procedure.

A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE VI

MISCELLANEOUS

6.1 Survival of Representations and Warranties.

Except as otherwise provided, all representations and warranties made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing.

6.2 Notice.

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:

UltraGuard Water Systems Corp.
2nd Floor, 5763 - 203A Street
Langley, British Columbia, Canada V3A 1W7
Attention: Ken Fielding, President

Fax Number: (604) 539-9383

If to Innovative:

C/O James Smith
8516 west Lake Mead Blvd
Suite #1 Las Vegas, Nevada 89128
Attention: Gerald Mazzei, President
Fax Number (702) 869-4636

If to the Sellers:

At the respective addresses of each Seller

6.3 Entire Agreement.

This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

6.4 Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

6.5 Governing Law.

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Nevada in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

6.6 Counterparts & Facsimile Transmission

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement may be executed by facsimile transmission and whereso executed such facsimile transmission shall be deemed to be as valid and enforceable as had the parties both executed an original copy of this agreement.

6.7 Construction.

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedule are to the articles, sections and disclosures, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

6.8 Severability.

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

UltraGuard Water Systems Corp.

_______________________________
By: Ken Fielding
President

Innovative Fuel Cells Technologies, Inc.

______________________________
By: Gerald Mazzei
President

SELLERS:

____________________________

UltraGuard Water Systems GmbH
By:
Position:

_______________________________
Christa Lenz

_______________________________
Hans Herman Huening

_______________________________
Rebecca Deberry

_______________________________
Klaus Düh

_______________________________
Yvonne Cole

_______________________________
Randy Buhler

_______________________________
Quorum Consulting, Inc.
By: ____________________________
Position: ________________________

_______________________________
Robin Eldon Piercey

_______________________________
Theodoros Stefas

_______________________________
Victorio Lilino DeCotiis

_______________________________
Ivano DeCosiis

_______________________________
William Gerald Mazzei

_______________________________
Richard Goluboff

_______________________________
Richard Mazzei

_______________________________
Paul Massei

_______________________________
Lorraine Ferrato

DISCLOSURE SCHEDULE 1.1
INNOVATIVE SHARES

Number of

Shares

1	.	UltraGuard Water Systems GmbH,
		Steinleiten 32, A-4890 Frankenmarkt, Austria,	1,000,000 shares
2	.	Christa Lenz,
		Am Oberfield 13, 82237 Waldstadt, Germany	50,000 shares
3	.	Hans Herman Huening,
		Schoebichl 51, 82211 Herrshing, Germany	300,000 shares
4	.	Rebecca Deberry,
		Schoebichl 51, 82211 Herrshing, Germany	350,000 shares
5	.	Klaus Düh,
Kaiser-Fredrich-Promenade 90,
		61348 Bad Homberg, Germany	50,000 shares
6	.	Yvonne Cole,
		2255 Lloyd Ave., North Vancouver, B.C. V7P 3P3	40,000 shares
7	.	Randy Buhler,
		704-5455 Balsam Street, Vancouver, B.C. V6M 4B3	400,000 shares
8	.	Quorum Consulting Inc.,
1060 – 1090 West Georgia Street,
		Vancouver, B.C. V6E 3V7	810,000 shares
9	.	Robin Eldon Piercey,
554 Cassier Street,
		Vancouver, B.C. V5K 4W9	150,000 shares
10	.	Theodoros Stefas,
1054 Adderley Street,
		North Vancouver, B.C. V7L 1T3	150,000 shares
11	.	Victorio Lilino DeCotiis,
2537 West Hill Way,
		West Vancouver, B.C. V7S 3E4	400,000 shares
12	.	Ivano DeCotiis,
		7177 Ridgeview Drive, Burnaby, B.C. V5A 4S1	800,000 shares
13	.	William Gerald Mazzei,
		201-585 16th Street, West Vancouver, B.C. V7V 3R8	900,000 shares
14	.	Richard Goluboff,
		5263 Timberfield Place, West Vancouver, B.C. V7W 2Y8	100,000 shares
15	.	Richard Mazzei,
		2454 Aladdin Cres., Abbotsford, B.C. V2S 3K7	150,000 shares
16	.	Paul Mazzei,
		118 Country Hills Villas, NW, Calgary, Alta T3K 4S8	50,000 Shares
17	.	Lorraine Ferrato,
C/0 Manca, Via Francesco, D’Ovidio 43,
		00137Roma, Italia	200,000 shares

DISCLOSURE SCHEDULE 2.4

COMPANY FINANCIAL STATEMENTS

ATTACHED HERETO FOR THE PERIOD ENDING SEPTEMBER 30, 2002 AND THE YEAR ENDING DECEMBER 31, 2001

DISCLOSURE SCHEDULE 2.7

COMPANY OPERATING AGREEMENTS

All agreements have been filed with the Securities and Exchange Commission either on form 8-K or as Exhibits appended to the 10QSB Quarterly filing.

Additional Agreements

Loan Agreement between Chelverton Fund Limited and the Company Dated 12 September 2001 and extension to that Loan Agreement.

Loan Agreement between Bolder Investment Partners and the Company, Ken Fielding, John Gaetz, and West Peak Ventures of Canada Ltd dated March 14, 2002.

Various Agreements between the Company and Clearwater Industries dated February 5, 2002 described as:

Joint Venture Agreement Option Agreement Escrow Agreement Side Letter re costing

DISCLOSURE SCHEDULE 2.10

PATENTS, TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS

Owned by the Company’s wholly owned subsidiary; UV Systems Technology Inc.

Licensed Marks

ULTRA GUARD	US REGISTRATION #	2,265,236
	CANADIAN REGISTRATION #	489,964
WAVY LINES	US REGISTRATION #	2,362,379
	CANADIAN REGISTRATION #	497,075

LICENSED PATENTS - USA

FLOW BALANCED WEIR	SERIAL NO: .5,674,029

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: .5,503,800

EUROPEAN PATENTS

GERMANY, SPAIN, ITALY, UNITED KINGDOM, PORTUGAL, GREECE, FRANCE
SERIAL NO: . 0858432, 69519 312.0-08

PATENT APPLICATIONS PENDING - INDIA

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: 1151/MAS/95
FLOW BALANCED WEIR
SERIAL NO: 1150/MAS/95

DISCLOSURE SCHEDULE 3.4

INNOVATIVE FINANCIAL STATEMENTS

No Financial Statements have been prepared. The only asset of Innovative is an Option Agreement with MagPower (as disclosed on Schedule 3.7) and incorporation costs and fees incurred.

DISCLOSURE SCHEDULE 3.7

INNOVATIVE OPERATING AGREEEMNTS

OPTION AGREEMENT BETWEEN PACE MANAGEMENT LTD AND MAGPOWER SYSTEMS INC., DATED SEPTEMBER 11TH, 2002, AND ASSIGNED IN WRITING TO INNOVATIVE FUEL CELL TECHNOLOGIES INC., BY ASSIGNMENTAGREEMENT DATED OCTOBER 1, 2002.

Re:	Exclusive Rights & Licence to Pace Management Ltd. (Optionee) for
MagPower Systems Inc. (“MagPower”) Power Cell

This letter shall confirm our agreement (hereinafter referred to as “Agreement”) with respect to the right to use MagPower technology for use with water purification applications as follows:

  Optionee is hereby granted an option to acquire the exclusive world wide rights and license to use the MagPower power cell as a power source for Ultra Violet Light water purification systems that Optionee and/or permitted assigns under this Agreement, manufactures;
  Such rights shall extend to the use of the MagPower power cell for use in all ancillary applications to such water purification including but not limited to the pumping of water, the filtering of water, the cleaning of water and all applications of a like nature used as part of any system that uses the Optionees’ Ultra Violet light as part of the purification process;
  The option to acquire such rights and license shall be exercised by January 15, 2003 [or such other date as may be agreed upon by the parties in writing] (hereinafter referred to as the “Exercise Date”) and shall be exercised by (1) delivery of Four (4%) Percent of the total post roll back common shares (which shall be the same class and type of the majority of shares created after any rollback of the shares of Service Systems International Inc.) in the capital of Service Systems International Inc. and (2) payment to MagPower of the license fee, the sum of $100,000.00; $22,500.00 made payable on the Exercise Date and the balance made payable in 5 equal monthly installments of $15,000.00 each commencing February 15th, 2003.
  MagPower’s royalty fees are based on a specific power cell designed by MagPower for a specific application. In addition to all payments set forth above, Optionee shall pay to MagPower royalties of $25.00 per 12-volt 200 watt power cell (hereafter sometimes referred to as a “Unit”) manufactured with a minimum number of units per annum of 2,000, commencing in the second year of the term of the licencing agreement created by the exercise of this option.
  Optionee shall purchase from MagPower and MagPower shall sell to Optionee, at MagPower’s distribution price, for each such power cell put into operation, the hydrogen inhibitor which is exclusive technology retained by MagPower;

  MagPower agrees to supply Optionee with all technical information and drawings (and such technical information and drawings as they are updated and modified from time to time) for the manufacture of the power cell including the magnesium anodes, so that Optionee can manufacturer the power cell. However such technology exchange specifically excludes the technical information and drawings for the manufacture of the hydrogen inhibitor which shall be exclusively provided by MagPower;
  Optionee shall pay to MagPower, upon execution of this Agreement, the sum of $2,500.00 for the granting of this option;
  Should the Optionee not exercise this option on or before the Exercise Date (or at such other date as may be agreed upon between the parties hereto) or be in default of any payment as herein provided, MagPower shall be at liberty to terminate this agreement in writing and where it is so terminated by MagPower there shall be no further obligations between Optionee and MagPower and this Agreement shall be terminated and be at an end;
  Should the Optionee exercise this option however default under other terms and conditions of this Agreement or the license agreement (hereinafter referred to as the “License Agreement” to be signed on the Exercise Date), then all shares transferred and payments made to MagPower shall become the property of MagPower;
  MagPower agrees to provide to Optionee upon execution hereof, for perusal and comment by Optionee, a copy of the standard MagPower Licencing Agreement;
  The exclusive rights and License Agreement, if this option is exercised by Optionee, shall have a term of 5 years with an option to renew by Optionee without further license fee payable, for a further term of 5 years. And provided further the parties agree that the Optionee shall have the right to renew this agreement for two further five year terms subject to Optionee and MagPower agreeing on a further licencing fee, royalty fee and revised production requirements for such 2nd and 3rd renewals.
  Any License Agreement that is prepared as a result of the Optionee exercising this option shall contain the terms and conditions of this Agreement and where the terms of a standard licencing agreement (as used in a similar industry) conflict with the terms of this Agreement the terms of this Agreement shall prevail;
  With MagPower’s approval, which MagPower agrees will not be unreasonably with held Optionee shall be entitled to sub-licence others to manufacture, sell and install the MagPower power cell within the parameters of the uses set forth herein; and provided further Optionee agrees that it shall not sub-licence others to manufacture, sell or install the MagPower power cell unless such party has executed an industry standard non disclosure agreement.
  Pace Management Ltd. shall be entitled to assign this Agreement to another entity acceptable to MagPower, such acceptance not to be unreasonably with held, between the date hereof and the date this option is exercised and if Pace Management Ltd. does so assign this Agreement to another entity and that entity agrees in writing to be bound by the terms of this Agreement, Pace Management Ltd. shall have no further obligations hereunder and shall without any further documentation be wholly released from any and all terms of this Agreement.

Please signify your agreement to the foregoing terms and conditions by executing this Agreement in the appropriate place below. Once this Agreement has been so accepted by you and you have received the option fee of $2,500.00 there shall be deemed to be a valid and enforceable Agreement between the parties.

Yours truly

Pace Management Ltd.
Per:
/s/W G Mazzei
W. Gerald Mazzei

MagPower Systems Inc. hereby agrees to the above terms and conditions and hereby accepts the sum of $2,500.00 as an option fee as described aforesaid on this 11th day of September 2002.

MagPower Systems Inc.
Per:
/s/ S A McGroarty
Shawn A. McGroarty, CEO

ASSIGNMENT OF OPTION AGREEMENT

This assignment agreement dated this 1st day of October, 2002.

WHEREAS:

1.	The Assignor entered into an option agreement (the “Option”) with MagPower Systems Management Ltd. (“MagPower”) on or about September 11, 2002;
2.	Assignor entered into the Option as a trustee on behalf of several unnamed individuals who at all times intended to incorporate a company in the State of Nevada, U.S.A. which company, when incorporated, was intended at all times to hold the option agreement with MagPower;
3.	Innovative Fuel Cell Technologies Inc. (“Innovative”) was incorporated in the State of Nevada, U.S.A. on September 30, 2002;
4.	Assignor now wishes to assign the Option to Innovative in compliance with the original intention.

NOW WITNESETH that for good and valuable consideration and in further consideration of the sum of One Dollar ($1.00) now paid by Innovative to the Assignor (the receipt and sufficiency of which is hereby acknowledged) the Assignor assigns to Innovative all of its interest in and to the Option made between Pace Management Ltd. and MagPower, and dated September 11, 2002, (a copy of which is annexed hereto as Schedule “A”), including all rights of action accruing to the Assignor, or which might after this assignment takes effect accrue to the Assignor under the Option.

In witness whereof the Assignor has hereby executed this assignment in the presence of its duly authorized officer.

PACE MANAGEMENT LTD.
(Assignor) by its duly authorized signatory:
/s/W G Mazzei
W. Gerald Mazzei

MagPower Systems Ltd. hereby consents to the above assignment.

MAGPOWER SYSTEMS LTD.
by its duly authorized signatory:
/s/S A McGroarty
Shawn A. McGroarty, CEO

DISCLOSURE SCHEDULE 3.8

INNOVATIVE PERSONAL PROPERTY

INNOVATIVE FUEL CELL TECHNOLOGIES INC WHOLLY OWED SUBSIDIARY ULTRAGUARD WATER SYSTEMS GMBH.

DISCLOSURE SCHEDULE 3.9

INNOVATIVE REAL PROPERTY

NOT ANY

STOCK EXCHANGE AGREEMENT BETWEEN ULTRAGUARD WATER SYSTEMS CORP. AND INNOVATIVE FUEL CELL TECHNOLOGIES, INC. DECEMBER 19, 2002 1

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (the “Agreement”), dated as of December 19, 2002, by and among UltraGuard Water Systems Corp., a Nevada corporation (the "Company"), Innovative Fuel Cell Technologies, Inc., a Nevada corporation ("Innovative") and each of the other signatories listed on the signature page of this Agreement (individually, the "Seller", or collectively, the "Sellers").

WITNESSETH:

WHEREAS, each of the Sellers owns the number of shares of common stock, $0.001 par value per share, of Innovative, set forth opposite their respective names on disclosure schedules to this Agreement, which shares constitute all of the issued and outstanding shares of Innovative (the "Innovative Shares); and

WHEREAS, the Company desires to acquire from the Sellers, and the Sellers desire to sell to the Company, all of the Innovative Shares amounting in aggregate to 6,000,000 Innovative Shares in exchange for the issuance by the Company of an aggregate of 6,000,000 shares (the "Company Shares") of the Company's common stock, par value $.001 per share to be allocated among the Sellers pro rata in proportion to their respective holdings in Innovative.

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

EXCHANGE OF SHARES

1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date:

(a)     The Company shall issue and deliver to each of the Sellers the number of Company Shares as set forth opposite such Seller's name as set forth on Disclosure Schedule 1.1 hereto on a pro rata basis in an aggregate of shares of the Company’s common stock, and each Seller agrees to deliver to the Company, the number of Innovative Shares set forth opposite such Seller's name on Disclosure Schedule 1.1 hereto along with an appropriately executed stock power endorsed in favor of the Company in an aggregate of 6,000,000 shares of Innovative’s common stock.

(b)     The Company shall round up to the next whole share any fractional interests that result from the pro rata delivery of the Company Shares.

(c)     Company Shares issued to Sellers shall be subject to resale restrictions imposed pursuant to the Securities Act of 1933 as amended (the “Securities Act”).

1.2 Time and Place of Closing.

The closing of the transactions contemplated hereby (the "Closing") shall take place on December 30, 2002 at the offices of the Company at 10 a.m. Pacific Daylight Time, or at such other place as the parties may agree (the “Closing Date”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Innovative and to each of the Sellers that:

2.1 Due Organization and Qualification; Due Authorization.

(a)     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its respective business and properties and to carry on its respective business in the places and in the manner as presently conducted or proposed to be conducted. The Company is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of the Company taken as a whole.

(b)     The Company does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity.

(c)     The Company has all requisite corporate power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. The Company has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

2.2 No Conflicts or Defaults.

The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Ariticles of Incorporation or By-laws of the Company, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which the Company is a party or by which the Company or any of their respective assets are bound, or any judgment, order or decree, or any law, rule or regulation to which the Company or any of their respective assets are subject, (iii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance or any other right or adverse interest upon any of the assets of the Company, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

2.3 Capitalization.

The authorized capital stock of the Company immediately prior to giving effect to the transactions contemplated hereby consists of 100,000,000 shares of common stock of which 916,483 shares of common stock are issued and outstanding as of the date hereof. All of the outstanding shares of common stock are, and the Company Shares when issued in accordance with the terms hereof, will be, duly authorized, validly issued, fully paid and non-assessable. All outstanding shares of the Company’s capital stock were issued in compliance with all applicable federal and state laws. The Company Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract, agreement, arrangement, option, warrant, call, commitment or other right of any character obligating or entitling the Company to issue, sell, redeem or repurchase any of its securities, and there is no outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

2.4 Financial Statements.

Disclosure Schedule 2.4 contains copies of the balance sheets of the Company at December 31, 2001 (audited) and September 30, 2002 (unaudited) (such statements being the "Company Financial Statements"). The Company Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Company as of the dates indicated. The books of account and other financial records of the Company have been maintained in accordance with good business practices.

2.5 Further Financial Matters.

(a)     The Company has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, that are not reflected in the Company Financial Statements.

(b)     Except as set forth in the Company Financial Statements, the Company does not have any, direct or indirect, indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise.

2.6 Taxes.

The Company has filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever (together, "Taxes"), and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its lia bility for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of the Company and adequate reserves therefore have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by the Company, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of the Company has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. The Company has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of the Company, threatened, against the Company for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Company including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Company and in the Company Financial Statements.

2.7 Indebtedness: Contracts: No Defaults.

(a)     Disclosure Schedule 2.7 sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations, letters of credit or other arrangements or understandings, whether written or oral, to which the Company is a party, not previously disclosed in reports filed with the Securities and Exchange Commission in the Company’s Quarterly 10QSB reports (collectively, the "Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 2.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by the Company in the ordinary course of business. The Operating Agreements constitute all of the contracts, agreements, understandings and arrangements required for the operation of the business of the Company or which have a material effect thereon. Copies of all such material written Operating Agreements have previously been delivered or otherwise made available to the Sellers and such copies are true, complete and correct as of the date hereof.

(b)     The Company nor, to the Company's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which the Company is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by the Company or, to the knowledge of the Company, any other person or entity. The Company has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

2.8 Personal Property.

The Company has good and marketable title to all of its tangible personal property and assets, including, without limitation, all of the assets reflected in the Company Financial Statements that have not been disposed of in the ordinary course of business since September 30, 2002, free and clear of all liens or mortgages, except for any lien for current taxes not yet due and payable and such restrictions, if any, on the disposition of securities as may be imposed by federal or applic able state securities laws.

2.9 Real Property.

The Company’s Financial Statements dated September 30, 2002 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, the Company (the "Company Real Property"). Each lease to which the Company is a party is valid, binding and in full force and effect with respect to the Company and, to the knowledge of the Company, no notice of default or termination under any such lease is outstanding.

2.10 Compliance with Law.

(a)     The Company is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. The Company has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

(b)     The Company is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of the Company, threatened against the Company that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that the Company has reason to believe are likely to give rise to any material liability or other obligations of the Company under any environmental laws.

2.11 Permits and Licenses.

The Company has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, the Company has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

2.12 Ordinary Course.

Since September 30, 2002, the Company has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

2.13 No Adverse Changes.

Since September 30, 2002, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of the Company as reflected in the Company Financial Statements.

(b)     Any material loss sustained by the Company, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of the Company's business.

(c)     To the best knowledge of the Company, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of the Company.

2.14 Litigation.

(a)     There are no claims, disputes, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened, against or affecting the business of the Company, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of the Company, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)     There are no judgments, orders, writs, rulings, injunctions, stipulations or decrees of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of the Company.

(c)     There are no written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

2.15 Insurance.

The Company maintains no insurance.

2.16 Certificate of Incorporation and Bylaws: Minute Books.

The copies of the Articles of Incorporation and Bylaws (or similar governing documents) of the Company, and all amendments to each are true, correct and complete. The minute books of the Company contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of the Company are true, correct and complete.

2.17 Employee Benefit Plans.

The Company does not maintain, nor has the Company maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of the Company, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with the Company, or any entity required to be aggregated in a controlled group or affiliated service group with the Company for purposes of ERISA or the Internal Revenue Code of 1986 (the "Code") (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

2.18 Patents: Trademarks and Intellectual Property Rights.

The Company owns or possesses certain patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s), proprietary rights or processes set forth in Disclosure Schedule 2.10.

2.19 Subsidiaries.

The Company owns all the issued and outstanding shares of UVST, its only subsidiary.

2.20 Affiliate Transactions.

(a)     Neither the Company nor any officer, director or employee of the Company (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Sellers to any liability or obligation from and after the Closing Date.

(b)     The Company has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of the Company or their respective relatives or affiliates has any claim against the Company.

2.21 No Regulatory Problems.

The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Securities and Exchange Commission (“Commission”); (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Company's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

2.22 Miscellaneous.

The representations and warranties made by the Company in this Agreement and the statements made by or on behalf of the Company in any certificate, document or exhibit furnished in connection with the transactions contemplated hereby or thereby or in any public filing with any regulatory agency, (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as and if required, and (ii) do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such representations or warranties or other such statements, in light of the circumstances under, and at the time at, which they were made, not false or misleading.

2.23 Tax Free Transaction

The Company has structured this exchange with the intent that it be considered a tax-free exchange under the Internal Revenue Code of 1986, as amended, for all parties.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF INNOVATIVE/SELLERS

Innovative represents and warrants and each Seller, (but only when specifically referenced in this Article III and then only with respect to such Seller’s representations and warranties) severally and not jointly, represents and warrants to the Company that:

3.1 Due Organization and Qualification; Due Authorization.

(a)     Innovative is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. Innovative is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of Innovative taken as a whole.

(b)     Innovative does not own, directly or indirectly, any capital stock, equity or interest in any corporation, firm, partnership, joint venture or other entity with the sole exception of its wholly owned subsidiary UltraGuard Water Systems GmbH.

(c)     Innovative has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby and thereby. Innovative has taken all corporate action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Innovative and the Sellers, enforceable against each of Innovative and the Sellers in accordance with its respective terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors' rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

3.2 No Conflicts or Defaults.

Except as specifically provided otherwise in this Agreement, the execution and delivery of this Agreement by Innovative and the consummation of the transactions contemplated hereby do not and shall not (i) contravene the Articles of Incorporation or By-laws of Innovative, (ii) violate, conflict with, or result in a breach of, or a default or loss of rights under, any material covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Innovative is a party or by which Innovative or its assets are bound, or any judgment, order or decree, or any law, rule or regulation to which Innovative or its assets are subject, (iii) result in the creation of, or give any party the right to create, any lien upon any of the assets of Innovative, (iv) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment to which Innovative is a party or by which Innovative or any of its assets are bound, or (v) accelerate or modify, or give any party the right to accelerate or modify, the time within which, or the terms under which, Innovative is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party.

3.3 Capitalization.

The authorized capital stock of Innovative immediately prior to giving effect to the transactions contemplated hereby consists of 10,000,000 common stock, par value $0.001 per share, of which 6,000,000 shares are issued and outstanding as of the date hereof. All of the Innovative Shares when transferred in accordance with the terms of this Agreement, will be, duly authorized, validly issued, fully paid and non-assessable, and have not been or, will not be transferred in violation of any rights of third parties. All outstanding shares of Innovative capital stock were issued in compliance with all applicable federal and state laws. The Innovative Shares are not subject to any preemptive or subscription right, any voting trust agreement or other contract or agreement, arrangement, option, call, commitment or other right of any character obligating or entitling Innovative to issue, sell, redeem or repurchase any of its securities, and there is no other outstanding security of any kind convertible into or exchangeable for common stock. The offers and sales of all of Innovative's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration pursuant to the exemption claimed therefore.

3.4 Financial Statements.

Disclosure Schedule 3.4 contains copies of the unaudited balance sheets of Innovative at December 19, 2002 (such statements being the "Innovative Financial Statements"). The Innovative Financial Statements, together with the notes thereto, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent throughout all periods presented, subject to audit adjustments, which are not expected to be material. Such statements present fairly the financial position of the Innovative as of the dates indicated. The books of account and other financial records of the Innovative have been maintained in accordance with good business practices.

3.5 Further Financial Matters.

Innovative has no material liabilities or obligations, whether secured or unsecured, accrued, determined, absolute or contingent asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles.

3.6 Taxes.

Innovative has not filed any United States federal, state, county, local and foreign national, provincial and local tax returns or reports which were required to be filed on or prior to the date hereof in respect of all income, withholding, franchise, payroll, excise, property, sales, use, value added or other taxes or levies, imposts, duties, license and registration fees, charges, assessments or withholdings of any nature whatsoever. No tax return or tax return liability of the Innovative has been audited or, presently under audit. There are no claims pending or, to the knowledge of the Innovative, threatened, against the Innovative for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of the Innovative including, without limitation, amounts payable pursuant to the Federal Insurance Contributions Act, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of the Innovative and in the Innovative Financial Statements.

3.7 Indebtedness: Contracts: No Defaults.

(a)     Schedule 3.7 of the Disclosure Schedule sets forth a true, complete and correct list of all material instruments, agreements, indentures, mortgages, guarantees, notes, commitments, accommodations , letters of credit or other arrangements or understandings, whether written or oral, to which Innovative is a party (collectively, the "Innovative Operating Agreements"). An agreement shall not be considered material for the purposes of this Section 3.7(a) if it provides for expenditures or receipts of less than $10,000 and has been entered into by Innovative in the ordinary course of business. The Innovative Operating Agreements constitute all of the material contracts, agreements, understandings and arrangements required for the operation of the business of Innovative or which have a material effect thereon. Copies of all such material written Innovative Operating Agreements have previously been delivered or otherwise made available to the Company and such copies are true, complete and correct as of the date hereof.

(b)     Neither, Innovative, nor, to Innovative's knowledge, any other person or entity is in breach in any material respect of, or in default in any material respect under, any material contract, agreement, arrangement, commitment or plan to which Innovative is a party, and no event or action has occurred, is pending or is threatened, which, after the giving of notice, passage of time or otherwise, would constitute or result in such a material breach or material default by Innovative or, to the knowledge of Innovative, any other person or entity. Innovative has not received any notice of default under any contract, agreement, arrangement, commitment or plan to which it is a party, which default has not been cured to the satisfaction of, or duly waived by, the party claiming such default on or before the date hereof.

3.8 Personal Property.

(a)     Innovative has good and marketable title to all of its tangible personal property and assets free and clear of any other liens or mortgages, except for any lien for current taxes not yet due and payable as set forth in Disclosure Schedule 3.8.

3.9 Real Property.

Disclosure Schedule 3.9 sets forth a true and complete list of all real property owned by, or leased or subleased by or to, Innovative (the "Innovative Real Property"). Except as set forth in Schedule 3.9 of the Disclosure Schedule, each lease to which Innovative is a party is valid, binding and in full force and effect with respect to Innovative, and, to the knowledge of Innovative, all other parties thereto; no notice of default or termination under any such lease is outstanding.

3.10 Compliance with Law.

(a)     nnovative is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. Innovative has not received any notice of violation or claimed violation of any such la w, ordinance, rule, regulation, order, decree, process or requirement.

(b)     Innovative is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Innovative, threatened against Innovative that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that Innovative has reason to believe are likely to give rise to any material liability or other obligations of Innovative under any environmental laws.

3.11 Permits and Licenses.

Innovative has all certificates of occupancy, rights, permits, certificates, licenses, franchises, approvals and other authorizations as are reasonably necessary to conduct its respective business and to own, lease, use, operate and occupy its assets, at the places and in the manner now conducted and operated, except those the absence of which would not materially adversely affect its respective business. As of the date hereof, Innovative has not received any written or oral notice or claim pertaining to the failure to obtain any material permit, certificate, license, approval or other authorization required by any federal, state or local agency or other regulatory body, the failure of which to obtain would materially and adversely affect its business.

3.12 Ordinary Course

Since inception, Innovative has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

3.13 No Adverse Changes.

Since inception, there has not been:

(a)     Any material adverse change in the business, prospects, the financial or other condition, or the respective assets or liabilities of Innovative.

(b)     Any material loss sustained by Innovative, including, but not limited to any loss on account of theft, fire, flood, explosion, accident or other calamity, whether or not insured, which has materially and adversely interfered, or may materially and adversely interfere, with the operation of Innovative's business.

(c)     To the best knowledge of Innovative, any event, condition or state of facts, including, without limitation, the enactment, adoption or promulgation of any law, rule or regulation, the occurrence of which materially and adversely does or would affect the results of operations or the business or financial condition of Innovative.

3.14 Litigation.

(a)     There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowle dge of Innovative, threatened, against or affecting the business of Innovative, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of Innovative, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof.

(b)     There is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, against or materially affecting the business of Innovative.

(c)     Innovative has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

3.15 Insurance.

Innovative maintains no insurance.

3.16 Certificate of Incorporation and By-laws: Minute Books.

The copies of the Articles of Incorporation and By-laws (or similar governing documents) of Innovative, and all amendments to each are true, correct and complete. The minute books of Innovative contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock books of Innovative are true, correct and complete.

3.17 Employee Benefit Plans.

Innovative does not maintain, nor has Innovative maintained in the past, any employee benefit plans ("as defined in Section 3(3) of the "ERISA"), or any plans, programs, policies, practices, arrangements or contracts (whether group or individual) providing for payments, benefits or reimbursements to employees of Innovative, former employees, their beneficiaries and dependents under which such employees, former employees, their beneficiaries and dependents are covered through an employment relationship with Innovative or any entity required to be aggregated in a controlled group or affiliated service group with Innovative for purposes of ERISA or the Code (including, without limitation, under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA, at any relevant time.

3.18 Patents; Trademarks and Intellectual Property Rights.

Innovative owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, internet web site(s) proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses or agreements of any kind relating to the foregoing, and Innovative is not bound by, or a party to, any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.

3.19 Subsidiaries.

Innovative has no subsidiaries.

3.20 Affiliate Transactions.

(a)     Neither Innovative nor any officer, director or employee of the Innovative (or any of the relatives or affiliates of any of the aforementioned persons) is a party to any agreement, contract, commitment or transaction with the Company or affecting the business of the Company, or has any interest in any property, whether real, personal or mixed, or tangible or intangible, used in or necessary to the Company which will subject the Company to any liability or obligation from and after the Closing Date.

(b)     Innovative has no indebtedness due from its respective officers, directors or stockholders or any of their respective relatives or affiliates, and none of the officers, directors or stockholders of Innovative or their respective relatives or affiliates has any claim against Innovative.

3.21 Purchase for Investment.

(a)     Each Seller represents that he or she is acquiring the Company Shares for investment for such Seller's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Seller has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Company Shares.

(b)     Each such Seller represents that he or she understands that the Company Shares are not registered under the Securities Act on the ground that the sale and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Seller's representations set forth herein

(c)     Each such Seller acknowledges that he or she can bear the economic risk of his or her investment, and has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the Company Shares.

(d)     Each such Seller represents that he or she has carefully reviewed such information as such Seller deemed necessary to evaluate an investment in the Company Shares. To the full satisfaction of each such Seller, such Seller has been furnished all materials that such Seller has requested relating to the Company and the issuance of the Company Shares hereunder, and each such Seller has been afforded the opportunity to ask questions of representatives of the Company to obtain any information necessary to verify the accuracy of any representations or information made or given to such Seller. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of the Company set forth in this Agreement, on which each of the Sellers has relied in making an exchange of the Innovative Shares for the Company Shares.

(e)     Each such Seller understands that the Company Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Company Shares or any available exemption from registration under the Securities Act, the Company Shares must be held indefinitely. Each such Seller represents that such Seller is aware that the Company Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

3.22 No Regulatory Problems

Innovative (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is not the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily, preliminary or permanently restraining or enjoining, the Innovative from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

To its knowledge, none of the Innovative's directors, officers, or beneficial owners of five percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in, or continuing, any conduct or practice in connection with the purchase or sale of any security involving the making of a false filing with the Commission, (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

ARTICLE IV

CONDITIONS PRECEDENT AND POST-CLOSING COVENANTS

4.1 Conditions Precedent to Obligations of the Company.

The obligations of the Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by it, on or before the Closing Date, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties of Innovative and of the Sellers shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. Innovative and the Sellers shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against Innovative which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. The Company shall have received such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by Innovative and the Sellers with all of their obligations under this Agreement.

4.2 Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 5.1(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

4.3 Conditions Precedent to Obligations of Innovative and the Sellers.

The obligations of Innovative and the Sellers under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction, or to the waiver by Innovative and the Sellers, on or before the Closing Date, of the following conditions:

(a)     Representations and Warranties True. The representations and warranties of the Company shall be in all material respects true and accurate as of the date when made, and, except as to representations and warranties which are expressly limited to a state of facts existing at a time prior to the Closing Date, shall be in all material respects true and accurate at and as of the Closing, with the same effect as if the same had been made on the Closing Date.

(b)     Performance of Covenants. The Company shall have performed and complied in all material respects with each and every covenant, agreement and condition required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c)     No Governmental or Other Proceeding or Litigation. No order of any court or administrative agency shall be in effect which restrains or prohibits any transaction contemplated hereby; and no suit, action, other than the exercise of dissenters' rights, investigation, inquiry or proceeding by any governmental body or other person or entity shall be pending or threatened against the Company which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)     Closing Documentation. Innovative and the Seller shall have received such additional documentation at the Closing as Innovative and the Sellers and their respective counsel may reasonably require to evidence compliance by the Company with all of its obligations under this Agreement.

4.4 Post-Closing Covenants.

The parties hereto agree that if any of the agreements referenced in 4.4(e) have not been affirmed or fully executed, as the case may be, prior to Closing, that the parties shall, subsequent to the Closing, proceed to affirm or fully execute said referenced agreements, as the case may be, and that the failure to affirm or execute said Agreements prior to the Date of Closing shall not be deemed a waiver of the obligation to execute said Agreements.

ARTICLE V

INDEMNIFICATION

5.1 Indemnity of Sellers.

The Company agrees to defend, indemnify and hold harmless each Seller from and against, and to reimburse each Seller with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, asserted against or incurred by such Seller by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement made by the Company or in any document or certificate delivered by the Company pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby.

5.2 Indemnity of the Company.

Innovative and the Sellers, severally and not jointly, agree to defend, indemnify and hold harmless the Company from and against, and to reimburse the Company with respect to, all liabilities, losses, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (“Company Losses”), asserted against or incurred the Company by reason of, arising out of, or in connection with any material breach of any representation or warranty contained in this Agreement and made by Innovative or the Sellers or in any document or certificate delivered by Innovative or the Sellers pursuant to the provisions of this Agreement or in connection with the transactions contemplated thereby; provided, however, that each Seller shall only be required to defend, indemnify and hold harmless the Company for the representations and warranties made by such Seller. Notwithstanding the foregoing provisions of this Section 6.2, no claim for indemnification shall be made by Company against Seller unle ss and until the aggregate Company Losses shall exceed $25,000.

5.3 Indemnification Procedure.

A party (an "Indemnified Party") seeking indemnification shall give prompt notice to the other party (the "Indemnifying Party") of any claim for indemnification arising under this Article VI. The Indemnifying Party shall have the right to assume and to control the defense of any such claim with counsel reasonably acceptable to such Indemnified Party, at the Indemnifying Party's own cost and expense, including the cost and expense of reasonable attorneys' fees and disbursements in connection with such defense, in which event the Indemnifying Party shall not be obligated to pay the fees and disbursements of separate counsel for such in such action. In the event, however, that such Indemnified Party's legal counsel shall determine that defenses may be available to such Indemnified Party that are different from or in addition to those available to the Indemnifying Party, in that there could reasonably be expected to be a conflict of interest if such Indemnifying Party and the Indemnified Party have common counsel in any such proceeding, or if the Indemnified Party has not assumed the defense of the action or proceedings, then such Indemnifying Party may employ separate counsel to represent or defend such Indemnified Party, and the Indemnifying Party shall pay the reasonable fees and disbursements of counsel for such Indemnified Party. No settlement of any such claim or payment in connection with any such settlement shall be made without the prior written consent of the Indemnifying Party which consent shall not be unreasonably withheld.

ARTICLE VI

MISCELLANEOUS

6.1 Survival of Representations and Warranties.

Except as otherwise provided, all representations and warranties made by a party in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing.

6.2 Notice.

All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Company:

UltraGuard Water Systems Corp.
2nd Floor, 5763 - 203A Street
Langley, British Columbia, Canada V3A 1W7
Attention: Ken Fielding, President

Fax Number: (604) 539-9383

If to Innovative:

C/O James Smith
8516 west Lake Mead Blvd
Suite #1 Las Vegas, Nevada 89128
Attention: Gerald Mazzei, President

Fax Number (702) 869-4636

If to the Sellers:

At the respective addresses of each Seller

6.3 Entire Agreement.

This Agreement, the Disclosure Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

6.4 Successors and Assigns.

This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

6.5 Governing Law.

This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Nevada, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Nevada in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

6.6 Counterparts & Facsimile Transmission

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This agreement may be executed by facsimile transmission and whereso executed such facsimile transmission shall be deemed to be as valid and enforceable as had the parties both executed an original copy of this agreement.

6.7 Construction.

Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to articles, sections and the Disclosure Schedule are to the articles, sections and disclosures, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates. Any item that is disclosed in a representation or warranty or in the Disclosure Schedule shall be deemed disclosed for all purposes and for every representation and warranty.

6.8 Severability.

If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

UltraGuard Water Systems Corp.

_______________________________
By: Ken Fielding
President

Innovative Fuel Cells Technologies, Inc.

______________________________
By: Gerald Mazzei
President

SELLERS:

____________________________
UltraGuard Water Systems GmbH

By: _________________________
Position: _____________________

____________________________
Christa Lenz

____________________________
Hans Herman Huening

_____________________________
Rebecca Deberry

_____________________________
Klaus Düh

_____________________________
Yvonne Cole

_____________________________
Randy Buhler

______________________________
Quorum Consulting, Inc.
By: ___________________________
Position: _______________________

______________________________
Robin Eldon Piercey

______________________________
Theodoros Stefas

_______________________________
Victorio Lilino DeCotiis

_______________________________
Ivano DeCosiis

_______________________________
William Gerald Mazzei

_______________________________
Richard Goluboff

_______________________________
Richard Mazzei

_______________________________
Paul Massei

_______________________________
Lorraine Ferrato

DISCLOSURE SCHEDULE 1.1
INNOVATIVE SHARES

Number of Shares
1	.	UltraGuard Water Systems GmbH,
		Steinleiten 32, A-4890 Frankenmarkt, Austria,	1,000,000 shares
2	.	Christa Lenz,
		Am Oberfield 13, 82237 Waldstadt, Germany	50,000 shares
3	.	Hans Herman Huening,
		Schoebichl 51, 82211 Herrshing, Germany	300,000 shares
4	.	Rebecca Deberry,
		Schoebichl 51, 82211 Herrshing, Germany	350,000 shares
5	.	Klaus Düh,
Kaiser-Fredrich-Promenade 90,
		61348 Bad Homberg, Germany	50,000 shares
6	.	Yvonne Cole,
		2255 Lloyd Ave., North Vancouver, B.C. V7P 3P3	40,000 shares
7	.	Randy Buhler,
		704-5455 Balsam Street, Vancouver, B.C. V6M 4B3	400,000 shares
8	.	Quorum Consulting Inc.,
1060 – 1090 West Georgia Street,
		Vancouver, B.C. V6E 3V7	810,000 shares
9	.	Robin Eldon Piercey,
554 Cassier Street,
		Vancouver, B.C. V5K 4W9	150,000 shares
10	.	Theodoros Stefas,
1054 Adderley Street,
		North Vancouver, B.C. V7L 1T3	150,000 shares
11	.	Victorio Lilino DeCotiis,
2537 West Hill Way,
		West Vancouver, B.C. V7S 3E4	400,000 shares
12	.	Ivano DeCotiis,
		7177 Ridgeview Drive, Burnaby, B.C. V5A 4S1	800,000 shares
13	.	William Gerald Mazzei,
		201-585 16th Street, West Vancouver, B.C. V7V 3R8	900,000 shares
14	.	Richard Goluboff,
		5263 Timberfield Place, West Vancouver, B.C. V7W 2Y8	100,000 shares
15	.	Richard Mazzei,
		2454 Aladdin Cres., Abbotsford, B.C. V2S 3K7	150,000 shares
16	.	Paul Mazzei,
		118 Country Hills Villas, NW, Calgary, Alta T3K 4S8	50,000 Shares
17	.	Lorraine Ferrato,
C/0 Manca, Via Francesco, D’Ovidio 43,
		00137Roma, Italia	200,000 shares

DISCLOSURE SCHEDULE 2.4

COMPANY FINANCIAL STATEMENTS

ATTACHED HERETO FOR THE PERIOD ENDING SEPTEMBER 30, 2002 AND THE YEAR ENDING DECEMBER 31, 2001

DISCLOSURE SCHEDULE 2.7

COMPANY OPERATING AGREEMENTS

All agreeme nts have been filed with the Securities and Exchange Commission either on form 8-K or as Exhibits appended to the 10QSB Quarterly filing.

Additional Agreements

Loan Agreement between Chelverton Fund Limited and the Company Dated 12 September 2001 and extension to that Loan Agreement.

Loan Agreement between Bolder Investment Partners and the Company, Ken Fielding, John Gaetz, and West Peak Ventures of Canada Ltd dated March 14, 2002.

Various Agreements between the Company and Clearwater Industries dated February 5, 2002 described as:

Joint Venture Agreement Option Agreement Escrow Agreement Side Letter re costing

DISCLOSURE SCHEDULE 2.10

PATENTS, TRADEMARKS AND INTELLECTUAL PROPERTY RIGHTS

Owned by the Company’s wholly owned subsidiary; UV Systems Technology Inc.

Licensed Marks

ULTRA GUARD	US REGISTRATION #	2,265,236
	CANADIAN REGISTRATION #	489,964
WAVY LINES	US REGISTRATION #	2,362,379
	CANADIAN REGISTRATION #	497,075

LICENSED PATENTS - USA

FLOW BALANCED WEIR	SERIAL NO: .5,674,029

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: .5,503,800

EUROPEAN PATENTS

GERMANY, SPAIN, ITALY, UNITED KINGDOM, PORTUGAL, GREECE, FRANCE
SERIAL NO: . 0858432, 69519 312.0-08

PATENT APPLICATIONS PENDING - INDIA

ULTRA-VIOLET STERILIZING SYSTEM FOR WASTEWATER
SERIAL NO: 1151/MAS/95
FLOW BALANCED WEIR
SERIAL NO: 1150/MAS/95

DISCLOSURE SCHEDULE 3.4

INNOVATIVE FINANCIAL STATEMENTS

No Financial Statements have been prepared. The only asset of Innovative is an Option Agreement with MagPower (as disclosed on Schedule 3.7) and incorporation costs and fees incurred.

DISCLOSURE SCHEDULE 3.7

INNOVATIVE OPERATING AGREEEMNTS

OPTION AGREEMENT BETWEEN PACE MANAGEMENT LTD AND MAGPOWER SYSTEMS INC., DATED SEPTEMBER 11TH, 2002, AND ASSIGNED IN WRITING TO INNOVATIVE FUEL CELL TECHNOLOGIES INC., BY ASSIGNMENTAGREEMENT DATED OCTOBER 1, 2002

DISCLOSURE SCHEDULE 3.8

INNOVATIVE PERSONAL PROPERTY

INNOVATIVE FUEL CELL TECHNOLOGIES INC WHOLLY OWED SUBSIDIARY ULTRAGUARD WATER SYSTEMS GMBH.

DISCLOSURE SCHEDULE 3.9

INNOVATIVE REAL PROPERTY

NOT ANY